UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 30, 2016

TIPTREE INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 446-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 30, 2016, Tiptree Financial Inc., a Maryland corporation by resolution of its Board of Directors, changed its name to Tiptree Inc. (the "Company"). The name change was made pursuant to the filing of an Articles of Amendment (the "Articles Amendment") with the State Department of Assessments and Taxation of Maryland.

Also effective December 30, 2016, the Company adopted the Fourth Amendment and Restatement of the Company’s Bylaws (the “Bylaws”), solely to reflect the Company's name change.

The foregoing summary of the Articles Amendment and Bylaws are qualified in their entirety by reference to the text of the Articles Amendment and Bylaws, which are attached as Exhibits 3.1 and 3.2, respectively, to this Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) List of Exhibits:

3.1	Articles of Amendment of Tiptree Financial Inc., effective as of December 30, 2016.
3.2	Fourth Amended and Restated Bylaws of Tiptree Inc.
4.1	Form of Certificate of Class A Common Stock of Tiptree Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE INC.

Date: January 4, 2017	By:	/s/ Jonathan Ilany
Name: Jonathan Ilany
Title: Chief Executive Officer